UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2006

TXP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27795	88-0443110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2006, Texas Prototypes, Inc., the wholly owned subsidiary of TXP Corporation (the “Company”), entered into the First Amendment to Lease (the “Amended Lease”) dated as of November 15, 2006 with TCIT Dallas Industrial, Inc. (the “Landlord”) covering the Company’s existing leased premises located at 1299 Commerce Drive, Richardson, TX 75081. Pursuant to the Amended Lease, the Company has agreed to lease an additional 16,488 square feet of additional space on the premises commencing on the later of (i) December 1, 2006, or (ii) the date on which the Landlord completes certain improvements to the additional leased premises (the “Additional Space Commencement Date”), and continuing through March 14, 2010. In consideration for the additional space only, the Company will be required to pay to the Landlord a monthly rental payment of (i) $0 from the Additional Space Commencement Date to December 31, 2006, (ii) $6,870.00 from January 1, 2007 through December 31, 2007, (iii) $7,076.10 from January 1, 2008 through December 31, 2008, and (iv) $7,282.20 from January 1, 2009 through March 14, 2010.

On November 29, 2006, the Company issued a press release announcing the entry into the Amended Lease, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

10.1	Commencement Date Memorandum and Lease by and between TCIT Dallas Industrial, Inc. and Texas Prototypes, Inc.

10.2	First Amendment to Lease dated as of November 15, 2006 by and between TCIT Dallas Industrial, Inc. and Texas Prototypes, Inc.

99.1	Press Release of TXP Corporation dated as of November 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: November 29, 2006	By:	/s/ Michael Shores
Name: Michael Shores Title: Chief Executive Officer